UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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XX       Preliminary Information Statement

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Definitive Information Statement

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AMMEX GOLD MINING CORP.

 (Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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  AMMEX GOLD MINING CORP.

         346 Waverly Street

Ontario, Canada   K2P 0W5

           (613)226-7883

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing:  January 23, 2009

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

General Information

To the Stockholders of AmMex Gold Mining Corp.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the " Exchange Act "), to the holders (the " Stockholders ") of the common stock, par value $.001  per share (the " Common Stock "), of AmMex Gold Mining Corp., a Nevada corporation (the " Company ") as of October 20, 2008  (the " Record Date ") to notify such stockholders of the following:

AmMex Gold Mining Corp. , a Nevada corporation,  (the "Company") has obtained the written consent of the stockholders holding a majority of the outstanding voting rights of the Company on October 20, 2008   (the "Consent"). The Consent provides that:

1.

  The following individuals are hereby elected to serve on our Board of Directors:

W. Campbell Birge

            Charles W. Reed

Lucie Letellier

All nominees are currently members of the Board.

2. HLB Cinnamon Jang Willoughby & Company PA,  (“HLB”)has been approved as our  independent registered public accounting firm for the year ending June 30, 2009 . HLB served as  our independent registered public accounting firm the year ended December 31, 2007.

3.  The Company has authorized a 10:1 reverse split of the Company’s issued and outstanding shares of common stock.

4.  The Company has agreed to amend its articles of incorporation to change its name to Wind Works Power Corp.

         The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent, but by the holders owning a majority of the outstanding voting securities.  The number of votes cast in favor of the amendment was sufficient for approval. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part.

         No meeting of the Company's stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holders of a majority of its issued and outstanding capital stock.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on November 14, 2008 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

This Information Statement is being mailed on or about January 23, 2009 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                              By order of the Board of Directors

                                              /s/ W Campbell Birge

                                              ----------------------------------

                                              W. Campbell Birge, CEO

Outstanding Securities and Voting Rights

As of October 20, 2008, we had authorized: (a) 200,000,000 shares of common stock, par value $0.001 per share,  of which 56,806,885were issued and outstanding.   Each share of outstanding Common Stock is entitled to one (1) vote on matters submitted for Stockholder approval.

ITEM I.

MATTERS RELATED TO OUR EXECUTIVE OFFICERS,

DIRECTORS AND COMPENSATION

Our executive officers and directors are:

Name

Position

Held Since

W. Campbell Birge

CEO/President/Director

2007

Lucie Letellier

CFO/Director

2007

Charles William Reed

Vice President/Director

2007

W. Campbell Birge

Mr. Campbell was appointed our president and joined our board of directors in December 2007.  Mr. Birge has been a consultant to several public and private companies located in the United States, Canada and Mexico including Industrial Minerals Inc. and Sigma Capital Group.  He is on the Advisory Board of the Trust for Sustainable Development and was instrumental in working on the Loreto Bay project, a large real estate development project.  Mr. Birge has lived in Mexico and was an Associate Professor at United States International University (Mexico City campus) for five years.  He was also elected to serve on the Academic counsel as the Head of the Graduate Business studies while at the university    Mr. Birge earned a Master’s Degree in Management and Organizational Development from United States International University, a Bachelor of Arts degree in Sociology from Simon Fraser University and a Bachelor of Education degree from the University of Calgary.

Charles William Reed

Mr. Reed serves as our Vice President, Secretary and Director.  Mr. Reed is our manager of exploration in Mexico. Mr. Reed does not devote his full time to our Company as he serves as a vice president and director with Paramount Gold and Silver Corp. where he currently devotes a majority of his time.   Mr. Reed has significant mining experience in Mexico, as he was formerly Chief Geologist - Mexico for Minera Hecla S. A. de C. V. (“Hecla”), a subsidiary of Hecla Mining (NYSE:HL) from 1998 to 2004, and Regional Geologist, Mexico and Central America for Echo Bay Exploration from 1993 to 1998. While at Hecla, Mr. Reed supervised detailed exploration at the Noche Buena project, Sonora, and the San Sebastian silver and gold mine, Durango. He also discovered and drilled the Don Sergio vein that was later put into production. Mr. Reed received his Bachelor of Science Degree, Mineralogy, from the University of Utah in 1969 and is a Registered Professional Geologist in the State of Utah. He also completed an Intensive Spanish Program at Institute De Lengua Espanola, San Jose, Costa Rica in 1969.

Lucie Letellier

Lucie Letellier was appointed this past year as our Chief Financial Officer, Treasurer and as a director.  Prior to her appointment, since July 2006, Ms. Letellier served as our controller, in charge of day to day accounting operations with respect to the Company’s mining exploration operations. She has been responsible for the proper maintenance of our joint venture accounting and consolidation accounting with respect to our wholly-owned subsidiaries. Ms. Letellier prepares and delivers quarterly and annual financial statements in accordance with US GAAP for review or audit.  Ms. Letellier also currently serves as the Chief Financial Officer for Paramount Gold and Silver Corp. and is responsible for its accounting and financial functions. From 1990 to 2005, Ms. Letellier was Senior Accountant in the Office of Marc S. Chabot, Chartered Accountant.

Involvement in Certain Legal Proceedings

None.

Term:

Our current directors serve for a term of one (1) year, or until their successors are elected and qualified.

Family Relationships:

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Compensation of Directors:

We do not currently pay any cash fees to our directors, but we pay directors’ expenses in attending board meetings.  During the fiscal year ended June 30, 2008 no director expenses were reimbursed.

Section16(a) Beneficial Ownership Reporting Compliance:

We have no equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, and accordingly, our officers, directors and principal stockholders are not required to file reports under Section 16(a) of the Exchange Act.    Nonetheless, both Mr. Azzata and Mr. Nicolosi have filed the required reports as if the Company were subject to the reporting requirements of the Exchange Act.

COMPENSATION OF OUR OFFICERS AND DIRECTORS

We currently have not formulated a compensation package for our officers and directors.  Any compensation package that we offer will vary depending upon the needs of the Company.   We may offer cash, common stock, and options as incentives to join our Board. We believe that equity based compensation provides more upside potential to our officers and ties their compensation to the success of the Company. On the other hand, we understand that some of our officers/directors require a steady cash flow and will accommodate to the fullest extent possible. Once our compensation committee is established, it will be the responsibility of the compensation committee to establish guidelines for officer and director compensation.

The following tables present information about compensation of the Company’s “Officers and Director” for the r the fiscal years ended June 30, 2008 and 2007 .

NAME AND

SALARY       BONUS     STOCK

TOTAL

POSITION                   YEAR         ($)         ($)AWARD   DIVIDEND

------------------      ----------    ----------   ----------  --------  -----------

W. Campbell Birge(1)

2008

$87,000

$87,000

2007

      -0-

-0-

Lucie Letellier (2)

2008

68,835

                68,835

2007

-0-

-0-

Charles W. Reed (3)

2008

30,000

30,000

2007

13,800

13,800

Christopher Crupi (4)

2008

21,875

21,875

2007

75,000

21,875

1.

Mr. Birge was also appointed to our Board of Directors to fill the seat vacated by Mr. Crupi.   Mr. Birge was issued 500,000 shares of our restricted common stock.  The common stock vests 1/12th per month commencing January 1, 2008.  Mr. Birge is to receive $87,000 in annual compensation.  He has received $12,000 in cash compensation and $ 75,000 was paid by share issuance. Any options previously issued to Mr. Birge have been cancelled.

2.

Ms. Letellier is to receive $68,835 in annual compensation.   She has been paid $8,835 in cash compensation and the balance was paid by share issuance.  Any options previously issued to Ms. Letellier have been cancelled.

3.

Mr. Reed is to receive an annual salary of $30,000.  This salary has been paid to Mr. Reed by share issuance.  Any options previously issued to Mr. Reed have been cancelled.

4.

Mr. Crupi received a cash compensation of $ 21,875.  Any options previously issued to Mr. Crupi have been cancelled.

Employment Agreements

There are no written employment agreements with any of our officers.   Mr. Birge will be paid an annual salary of $87,000, Ms. Letellier receives an annual salary of $68,835 and Mr. Reed receives an annual salary of $30,000.   Due to working capital constraints, our officers have agreed to accrue most of their salaries. Our Board of Directors may issue stock or cash compensation for ongoing services.

In addition to the cash compensation, our officers were granted options but all previously granted options have been cancelled.

Warrant Grants

None.

Stock Options Granted/Exercised in Last Year

No stock options have been exercised.

Stockholder Communications to the Board

The Board has provided a process for stockholders to communicate with our directors. Stockholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board, to the non-employee directors or any other group of directors or committee of the Board or to a particular director, in care of our Chief Executive Officer at our address listed on the top of page one of this proxy statement.

Certain Relationships and Related Transactions

None.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of   October 20,  2008,  on which date there were 56,806,885 shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by our officers or directors and each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information, each of our “named executive officers” and directors, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

Name		No. of Shares of Common Stock	Percent of Class

W. Campbell Birge(1)		2,642,857	4.7%
Charles W. Reed(2) Lucie Letellier(3) (All officers and directors as a group: 3 persons)	Sss	2,632,857 2,530,762 8,306,476	4.6% 4.5% 13.8%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 20,  2008.  As of October 20, 2008 there were56,806, 885  shares of our common stock issued and outstanding.

ITEM II.

Matters Related to HLB Cinnamon Jang Wiloughby & Company PA

  HLB Cinnamon Jang Willoughby & Company PA, (“HLB”) has been appointed our independent  registered public accounting firm to audit our books and records for the year ended June 30, 2009.

The following information is provided with respect to the services that DYM has provided on our behalf:

         AUDIT FEES. The aggregate fees billed for professional services rendered was $15,000 and $25,000 for the audit of our annual financial statements for the fiscal years ended June 30,  2008 and 2007, respectively, and the reviews of the financial statements included in our Forms 10-QSB for those fiscal years.

         AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and not reported under the caption "Audit Fee."

None.

         TAX FEES. No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services.

         ALL OTHER FEES. Other than the services described above, there were no other services provided by our principal accountants for the fiscal years ended June 30, 2008 and 2007.

We have no formal audit committee.  However, our entire Board of Directors (the “Board") serves in the capacity of the audit committee. In discharging its oversight responsibility as to the audit process, the Board obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Board discussed with the auditors any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors' independence. The Board also discussed with management and the independent auditors the quality and adequacy of its internal controls. The Board reviewed with the independent auditors their management letter on internal controls.

The Board discussed and reviewed with the independent auditors all matters required to be discussed by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The Board reviewed the audited consolidated financial statements of the Company as of and for the years ended June 30, 2008 and 2007 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with the independent auditors and management, the Board of Directors approved the Company's audited consolidated financial statements.

III.

Matters Related to our 10:1 Reverse Split

 Our Board of Directors has unanimously adopted a resolution to a reverse split of our common stock at the ratio of 1:10 (the "Reverse Split").  The holders of shares representing a majority of our common stock have given their written consent to the resolution. Under Nevada corporate law, the consent of the holders of a majority of the shares is effective as shareholders' approval.

The Reverse Split will not affect the number of shares of common stock that we are authorized to issue or the par value of the shares.

 As a result of the Reverse Split, every 10 shares of common stock outstanding on the effective date of the Reverse Split will be exchanged for one post-Reverse Split share of our common stock ("New Common Stock").  No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive a whole share of common stock rounded up to the next highest whole number.

Reasons for Approving the Reverse Stock Split

We will require additional financing to fund our plan for continued growth. The Board of Directors has reviewed various alternatives for additional financing and has come to the conclusion that an increase in the market price of the common stock may enhance the marketability of the common stock and so improve our prospects for obtaining additional financing.  It is hoped that the Reverse Split will increase the per share market price of the common stock.

     Recently, the market price for our common stock has been only pennies per share. Many brokerage firms are reluctant to recommend lower priced stocks to their clients. The policies and practices of some brokerage houses tend to discourage individual brokers within those firms from dealing in lower priced stocks. Additionally, the brokerage commission on the purchase or sale of stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a higher per share price. The Board of Directors believes that these issues are best addressed by an increase in the inherent value per share of common stock that will occur as a result of the Reverse Split. The Board believes that, absent the Reverse Split, it is not likely to obtain any additional financing. Accordingly, the Board believes that the proposed Reverse Split is essential to our prospects for raising additional financing through the sale of its common stock or derivative securities.

 General Effect of the Reverse Split

     The New Common Stock will not be different from the common stock held by our ' shareholders prior to the Reverse Split.  The holders of the New Common Stock will have the same relative rights following the Effective Date as they had before the Effective Date.

IV.

Matters Related to Amending our Certificate of Incorporation to Change our name to

Wind Works Power Corp.

Since our inception, we focused our activities on gold exploration.  We acquired mining rights to several different mining concessions.  None of this proved successful.   Moreover, management has determined that even if we can locate proven reserves of either gold or silver,  the costs to commence mining operations would be prohibitive and it is very unlikely that we will be able to enter into a  joint venture agreement.  Based on the foregoing, we have decided to suspend mining operations and redirect our attention to alternative energy sources.

In furtherance thereof, management has been investigating opportunities in wind power.  Management believes that renewable energy supplies will be in increasing demand over the next ten years.  In order for us to proceed with this business model, management felt that amending our certificate of incorporation to change our name to a company reflecting alternative energy sources is critical.

The Board of Directors and the holders of a majority of our outstanding common stock have approved a change in the Company’s name to Wind Works Power Corp.  (or similar name) to  more accurately reflects the planned operations of the Company.  By changing our name, shareholders and prospective investors will see that our business focus will be wind power and not in any way related to the mining sector.

Stockholders' Rights

Nevada statutes provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding an annual meeting and in order to  accomplish the purposes as herein described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's Common Stock.  When an action is authorized by written consent, a shareholders meeting is not required.

No Dissenters' Rights

Neither Nevada statutes, the Company's Articles of Incorporation or By-laws provide for dissenters’ rights of appraisal in connection with the actions proposed in this Information Statement.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

Additional Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

SIGNATURES

 In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMMEX GOLD MINING CORP.

Date:   December 17, 2008

 By: /s/ W. Campbell Birge

___________________________

 W. Campbell Birge,

CEO and Director